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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 27, 1998
                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN MINING INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


               001-12867                             88-0219765
       (Commission File Number)           (IRS Employer Identification No.)

           5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA    91302
               (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 591-4400
                (Issuer's Telephone Number, Including Area Code)






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Item 5.           Other Events.

         This report is filed solely to file with the Securities and Exchange Commission (i) the press release issued on February 27, 1998 announcing that the Company commenced timber operations in Tome-Acu, in the Amazon Basin, within the same region as current operations in Brazil, based on recommendations from outside consultants related to timber production and environmental management; and (ii) the press release issued on March 11, 1998 announcing the Company executed an agreement with Metsa Timber Ltd., granting Metsa distribution and sales rights for the timber and timber-related products produced in the Company's Brazilian timber operations. Metsa will provide the Company with management and development assistance in the Company's Brazilian operations.


Item 7.           Financial Statements and Exhibits

         (c)

         Exhibit Number                                            Reference

         (99)     Additional Exhibits

         Press Release dated February 27, 1998                     Exhibit 99.1
         Press Release dated March 11, 1998                        Exhibit 99.2



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NEVADA MANHATTAN MINING, INCORPORATED
                                  (Registrant)


Date:   March 12, 1998            BY:       /s/ Jeffrey S. Kramer
                                     -------------------------------------------
                                     JEFFREY S. KRAMER
                                     CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

  99.1              Press Release dated February 27, 1998
  99.2              Press Release dated March 11, 1998